United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
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Current Report
Pursuant to Section 3 OR 15(d) of the Securities Exchange Act of 1934

							April 15, 2003
Date of Report (Date of earliest event reported)________________________________

Bridge Technology, Inc.
_____________________________________________________________________________
(Exact name of registrant as specified in its charter)


State or other jurisdiction of incorporation		Nevada
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Commission File No.					000-24767
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IRS Employer Identification No.				59-3065437
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	12601 Monarch Street, Garden Grove, California  92841
_____________________________________________________________________________
(Address of principal executive offices)	(Zip Code)

							714.891.6508
Registrants telephone number, including area code___________________________

_____________________________________________________________________________
(Former name of former address, if changed since last report.)


INFORMATION TO BE INCLUDED IN THE REPORT


Item 2	Acquisition or Disposition of Assets

The Company had previously entered into a Letter of Intent to sell its power supply manufacturing facility in Ningbo, China (Bridge Technology, Co., Ltd., Ningbo, China) to Wantec Power Systems, Co., Ltd. of Taiwan, Republic of China. This Letter of Intent has been cancelled for non performance by the buyer.

Due to this cancellation and the inability to consummate a sale of the power supply business to any third party, the Company must comply with the unanimous decision a Board of Directors to dispose of this business.

In discontinuing its power supply business, the Company expects to be writing down approximately $2,000,000.

The Autec/Ningbo power supply/manufacturing operations contributed 3.5% to the Companys revenues for the fiscal year ended 12/31/02 and 81.3% to the Companys losses.


Item 5	Other Events and Regulation FD Disclosure

The Company is experiencing work stoppage and serious delays due to the present epidemic of SARS in Hong Kong and China. The effect on the financial results for the Companys subsidiary in the current quarter is difficult to ascertain. The Company had forecast to do $100,000,000 in revenues for CMS Technology up from $80,000,000 for this past year. While we are hopeful that the SARS epidemic will be soon under control, the Company could easily see its 25% planned growth in China for 2003 disappear very quickly. Hopefully, the epidemic will subside quickly and the Company will resume its normal operations.

The annual audit of the Companys CMS Technology and the Bridge Technology, Co., Ltd., Ningbo, China subsidiaries are also delayed indefinitely by this SARS epidemic.


Item 7	Financial Statements and Exhibits

The preliminary financial results for the Company, unaudited, follows:

ADJUSTED	  Twelve Months 	Twelve Months
		  Ended	      		Ended
		  12/31/02      %	12/31/01      %	     Changes	%
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Sales		  102,976,908  100.00%  142,020,299  100.00%(39,043,391)-27.49%
Cost of goods 	  97,626,363   94.80%   134,702,750  94.85% (37,076,387)-27.52%
sold
Gross Profit	  5,350,545    5.20%    7,317,549    5.15%  (1,967,004)	-26.88%
Research & 	  599,185      0.58%    1,184,687    0.83%  (585,502)	-49.42%
Development
Selling and 	  7,058,803    6.85%    8,924,512    6.28%  (1,865,709)	-20.91%
generaland admin.
Expenses
Income (loss) 	 (2,307,443)   -2.24%   (2,791,650)  -1.97% 484,207 	-17.34%
from operations

Other Income & Expenses

Interest Expenses (699,471)     -0.68%	(738,183)    -0.52%  38,712 	-5.24%
Gain on Disposal  536,427       0.52%	879,035      0.62%   (342,608)
of Investment
Other		  171,467 	0.17%	54,274 	     0.04%   117,193 	215.93%
Gross Income 	  (2,299,020)	-2.23%	(2,596,524)  -1.83%  297,504 	-11.46%
before Tax
Income Tax 	  188,861 	0.18%	(208,126)    -0.15%  396,987   -190.74%
Provision Taxes
Net Income after  (2,487,881)	-2.42%	(2,388,398)  -1.68%  (99,483)	  4.17%
Taxes
Net income (loss) 99,917 	0.10%	154,026      0.11%   (54,109)	-35.13%
allocated to
minority interest
Net income (loss) (2,587,798)	-2.51%	(2,542,424)  -1.79%  (45,374)	  1.78%
allocated to
common share

ADJUSTED	 Three Months Ended 	Three Months Ended
		 12/31/02	%	12/31/01	%      Changes     %
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Sales		 20,659,781 	100.00%	32,341,922   100.00% (11,682,141)-36.12%
Cost of goods 	 19,657,408 	95.15%	31,767,768   98.22%  (12,110,360)-38.12%
sold
Gross Profit	 1,002,373 	4.85%	574,154      1.78%   428,219 	 74.58%
Research & 	 97,155 	0.47%	248,304      0.77%   (151,149)	 -60.87%
Development
Selling and 	 1,710,482 	8.28%	2,222,768    6.87%   (512,286)	 -23.05%
general and
admin.Expense
Income (loss) 	 (805,264)	-3.90%	(1,896,918)  -5.87%  1,091,654 	 -57.55%
from operations

Other Income & Expenses

Interest Expenses(23,519)	-0.11%	(149,900)    -0.46%  126,381 	 -84.31%
Gain on Disposal 	0 	0.00%	879,035      2.72%   (879,035)
of Investment
Other		 (6,981)	-0.03%	(56,717)     -0.18%  49,736 	 -87.69%
Gross Income 	 (835,764)	-4.05%	(1,224,500)  -3.79%  388,736     -31.75%
before Taxes
Income Tax 	 49,808 	0.24%	(464,972)    -1.44%  514,780 	-110.71%
Provision
Net Income 	 (885,572)	-4.29%	(759,528)    -2.35%  (126,044)	  16.60%
after Taxes
Net income (loss)26,005 	0.13%	16,156 	     0.05%   9,849 	  60.96%
allocated to
minority interest
Net income (loss)(911,577)	-4.41%	(775,684)    -2.40%  (135,893)	  17.52%
allocated to
common share


NOTE:
This schedule is necessary for presentation and MD&A purposes.



Item 9	Regulation FD Disclosure
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The Company has been sustaining substantial losses in its power supply manufacturing business since April, 2000. The Companys Board of Directors unanimously voted in April 2001 to curtail its losses, by disposing of these loss operations or discontinue these operations.

In good faith, the Company has been negotiating with its Chairman, Winston Gu, who represents directly or indirectly, Wantec Power Systems, Co., Ltd. to buy the following companies: Autec Power Systems, Inc. and Bridge Technology, Co., Ltd., Ningbo, China, directly from the Company. These negotiations with Chairman Winston Gu were logical because he and his family manage these subsidiaries for, and on behalf of, Bridge Technology, Inc. along with non-Bridge owned private companies including Wantec Power Systems, Co., Ltd. The parties have come to an understanding with Bridge Technology, Inc.
that the fair purchase must be validated by an independent authority such as American Appraisal Company, no signed agreement with Wantec Power Systems, Co., Ltd. was consummated.

The Company has also been in discussions with third parties to acquire or invest in the power supply manufacturing business with no positive results to date.

Accordingly, the Directors have insisted that these losing operations be sold or discontinued immediately in compliance with the Board of Directors past directives given to Winston Gu, Chairman.


Liquidity

The Company continues to require outside financing which to date is unavailable until the Company eliminates its loss operations in the power supply manufacturing business and settles the outstanding litigation against the Company, which has been disclosed in prior Commission filings.

Filing of Audited Financial Statement

The Company had filed Form 12b-25 for an extension to file its 10K for the period ending December 31, 2002 no later than today, April 15, 2003. The Company is unable to meet this deadline until the auditors can complete their work in Hong Kong and Ningbo, China.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						Bridge Technology, Inc.
						__________________________
(Registrant)


Date       4-15-2003		/S/ James Djen, President, CEO and Director
     -------------------       ---------------------------------------------
      						(Signature)